Exhibit 10.1

Execution Version

SECOND AMENDMENT TO BACKSTOP COMMITMENT AGREEMENT

This SECOND AMENDMENT (this “Amendment”) to the Backstop Commitment Agreement, dated as of July 1, 2019, by and among: (i) Weatherford International Plc (the “Company”), (ii) each of the other Debtors (defined therein) (together with the Company, the “Company Parties” and each individually, a “Company Party”), and (iii) each of the entities signatory thereto (collectively, the “Initial Commitment Parties”), as amended by that First Amendment to Backstop Commitment Agreement, dated as of September 9, 2019, by and among (i) the Company Parties, (ii) the Backstop Parties and (iii) each of the additional entities that are signatories hereto (the “Additional Commitment Parties” and, together with the Initial Commitment Parties, the “Commitment Parties”) (together with the schedules, annexes and exhibits (including the term sheets) attached thereto, the “Backstop Agreement”), is being entered into as of November 25, 2019, by and among (i) the Company Parties and (ii) the Requisite Commitment Parties (as defined in the Backstop Agreement). This Amendment collectively refers to the Company Parties and the Requisite Commitment Parties as the “Parties” and each individually as a “Party.” Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Backstop Agreement.

WHEREAS, the Parties desire to amend certain terms of the Backstop Agreement as set forth in this Amendment to facilitate the consummation of the Plan as contemplated in the Backstop Agreement (collectively, the “Proposed Amendment”);

WHEREAS, pursuant to Section 10.8 of the Backstop Agreement, the Proposed Amendment requires the prior written consent of the Debtors and the Requisite Commitment Parties (other than a Defaulting Commitment Party); and

WHEREAS, the undersigned Commitment Parties, taken as a whole, constitute the Requisite Commitment Parties as defined in the Backstop Agreement as it applies to the Proposed Amendment.

NOW, THEREFORE, in consideration of the promises, mutual covenants, and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Parties, intending to be legally bound, hereby agrees as follows:

1.            Amendment to Backstop Agreement. Section 9.2(a)(i) of the Backstop Agreement be, and it hereby is, amended and restated in its entirety to read as follows:

“(i)        the Closing Date has not occurred by 11:59 p.m., New York City time on December 6, 2019, as such date may be extended upon written notice to the Debtors by Akin Gump Strauss Hauer & Feld LLP, signing on behalf of the Requisite Commitment Parties (the “Outside Date”);”

2.	Miscellaneous.

a.         The following provisions of the Backstop Agreement: 10.1 (Notices), 10.2 (Assignment; Third-Party Beneficiaries), 10.4 (Governing Law and Consent to Jurisdiction and Venue), 10.6 (Waiver of Jury Trial), 10.7 (Counterparts), 10.8 (Waivers and Amendments; Rights Cumulative; Consent), 10.9 (Headings), 10.10 (Specific Performance), and 10.14 (Settlement Discussions), be, and each of them hereby is, incorporated by reference, mutatis mutandis, as if such provisions were set forth fully herein.

b.         This Amendment, together with the Backstop Agreement, as amended hereby, constitute the complete and exclusive statement of agreement among the Parties with respect to the subject matter hereof and thereof, and supersede all prior written and oral statements by and among the Parties or any of them.

c.         Except as specifically amended hereby, the Backstop Agreement shall remain in full force and effect.

[Signature pages follow]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date set forth above.

WEATHERFORD INTERNATIONAL PLC

By:	/s/ Christina M. Ibrahim
	Name:	Christina M. Ibrahim
	Title:	Executive Vice President, General Counsel, Chief Compliance Officer and Secretary

WEATHERFORD INTERNATIONAL LTD.

By:	/s/ Mohammed Dadhiwala
	Name:	Mohammed Dadhiwala
	Title:	Vice President

WEATHERFORD INTERNATIONAL, LLC

By:	/s/ Christine M. Morrison
	Name:	Christine M. Morrison
	Title:	Vice President and Secretary

[COMMITMENT PARTY SIGNATURES]